Exhibit 99.3

EXECUTION COPY

SIXTH AMENDMENT
SIXTH AMENDMENT, dated as of April 19, 2019 (this “Amendment”) to the Amended and Restated Master Purchase and Sale Agreement, dated as of March 6, 2017, as amended by the First Amendment, dated as of September 14, 2017, by the Second Amendment, dated as of November 3, 2017, by Omnibus Amendment No. 2 to Basic Documents (Ally-Carvana Flow), dated as of January 4, 2018, by the Third Amendment, dated as of November 2, 2018, by the Fourth Amendment, effective as of January 4, 2019, and by the Fifth Amendment, effective as of March 6, 2019 (the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”).
WITNESSETH:
WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and
WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I
DEFINITIONS
Section 1.01    Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement.
SECTION II
AMENDMENTS
Section 2.01    Amendments to Appendix A (Definitions). Appendix A to the Master Purchase and Sale Agreement is hereby amended by:
(a)    deleting the stricken terms from clause (xxxiv) to the “Eligible Receivable” definition:
“(xxxiv) The Obligor has a FICO score of not less than [***] and~~, for Receivables with a related Cutoff Date on and including February 24, 2019 through and including March 24, 2019,~~ not more than the Upper Bound FICO Score, which, except for a Receivable included in the initial Receivables Pool

Certain information has been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.
[***] Redacted for confidentiality purposes

on the initial Closing Date, shall ~~not, without the consent of the Purchasers, has~~ have been obtained by Carvana within the [***] days prior to the origination of the related Receivable, unless otherwise consented to by the Purchasers; provided that, if the Seller exercises a Limited Sale Option on any Closing Date occurring on or after March 7, 2019 through and including April 4, 2019, the maximum FICO score limit described in this clause (xxxiv) shall not apply;”
(b)    inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Commitment Amount” definition:
““Commitment Amount” means the sum of (i) ~~$1,250,000,000~~ $1,000,000,000 plus (ii) the Outstanding Principal Balance of a Receivable that had been previously included in a Receivables Pool and was repurchased, remediated and resold to the Purchasers in a subsequent Receivables Pool.”
(c)    inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Commitment Period” definition:
““Commitment Period” means the period from the Third~~Second~~ Extension Amendment Effective Date to the earliest of (i) the Scheduled Commitment Termination Date, (ii) the occurrence of a Commitment Termination Event and (iii) the purchase by the Purchasers of Receivables Pools with a total Cutoff Date Aggregate Outstanding Principal Balance in an amount equal to the Commitment Amount.”
(d)    inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Purchase Percentage” definition:
““Purchase Percentage” for an Origination Period, means, the percentage equal or greater than to (i) the aggregate Outstanding Principal Balance of all Receivables originated or acquired by the Seller to be sold to the Transferor on the related Closing Date pursuant to the Master Sale Agreement divided by (ii) the aggregate principal balance of all receivables originated or acquired by the Seller that meet the criteria described in the definition of “Eligible Receivable” during such Origination Period (which, for purposes of clause (ii) shall be reduced by the aggregate principal balance of receivables with respect to which the applicable obligor has exercised its right to return the related financed vehicle and terminate the related receivable). In no event shall the Purchase Percentage be less than ~~40%~~50% and, in the event the Seller or the Transferor shall fail to notify the Purchasers of the Purchase Percentage for any Origination Period, the Purchase Percentage from the prior Origination Period shall apply.”

[***] Redacted for confidentiality purposes

(e)    inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Scheduled Commitment Termination Date” definition:
““Scheduled Commitment Termination Date” means ~~November 1, 2019~~April 17, 2020.”
(f)    inserting each of the following terms which are double underlined in the place where such term appears below to, and deleting the stricken terms from, the “Third Extension Amendment Effective Commitment Termination Date” definition:
“Third Extension Amendment Effective Date” means April 19, 2019.

Section 2.02    Amendments to Section 2.1(a) (Transferor Obligation). Section 2.1(a) of the Master Purchase and Sale Agreement is hereby amended as set forth below by inserting each term thereof which is double underlined in the place where such term appears below and deleting the stricken text:
(a)    Transferor Obligation. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements set forth herein, the Transferor commits to sell to the Purchasers one Receivables Pool each calendar week during the Commitment Period with a total Cutoff Date Aggregate Outstanding Principal Balance for all such Receivables Pools sold during the Commitment Period, taken together, equal to the Commitment Amount and each Receivables Pool sold to the Purchaser shall have a Cutoff Date Aggregate Outstanding Principal Balance equal to at least ~~40%~~50% (adjusted downward for a nonmaterial amount resulting from application of the Selection Procedures, including the Freestyle Selection, at a Purchase Percentage of ~~40%~~50%) of the aggregate principal balance of all receivables originated by the Seller that meet the criteria described in the definition of “Eligible Receivable” during the second calendar week preceding the calendar week in which the related Closing Date shall occur related to such Receivables Pool during the Commitment Period; provided, that the Transferor shall not be obligated to sell any Receivables Pool if the related Second Step Receivables Purchase Price for such Receivables Pool is less than or equal to the Cutoff Date Aggregate Outstanding Principal Balance (collectively, the “Transferor Obligation”); provided, further, notwithstanding the maximum FICO score described in clause (xxxiv) in the definition of “Eligible Receivable,” if the Seller elects to consummate a Limited Sale Option under the Master Sale Agreement, then the Transferor shall include in any related Receivables Pool that has a related Cutoff Date on and including February 24, 2019 through and including March 24, 2019, all Receivables (without regard to the Purchase Percentage or application of the Freestyle Selection Criteria) where the related Obligors have a FICO score of more than the Upper Bound FICO Score and that otherwise meet the definition of “Eligible Receivable” (other than the Upper Bound FICO Score described in clause (xxxiv) thereof) originated during the related Origination Period; provided further that, in connection with a Limited Sale Option, if the Transferor sells such Receivables with FICO scores of

[***] Redacted for confidentiality purposes

more than the Upper Bound FICO Score, the Transferor shall also be required to include in such Receivables Pool all Eligible Receivables originated during the related Origination Period with FICO scores of not less than [***] and not more than the Upper Bound FICO Score that otherwise meet the definition of “Eligible Receivable” with randomization codes of the related contract numbers that are greater than the Purchase Percentage.
Section 2.03    Amendments to Section 6.2(b) (Minimum Sales Amount). Section 6.2(b) of the Master Purchase and Sale Agreement is hereby amended as set forth below by inserting each term thereof which is double underlined in the place where such term appears below and deleting the stricken text:
(a)    Minimum Sales Amount. The Aggregate Outstanding Principal Balance as of the related Cutoff Date shall not be less than ~~40%~~50% (adjusted downward for a nonmaterial amount resulting from application of the Freestyle Selection at a Purchase Percentage of ~~40%~~50%) of the aggregate principal balance of all receivables meeting the criteria described in the definition of “Eligible Receivable” originated by the Seller during the second calendar week preceding the related Closing Date unless otherwise agreed by the Purchasers.
SECTION III
MISCELLANEOUS
Section 3.01    Effectiveness. This Amendment shall become effective as of the date first written above upon the receipt of a signed counterpart to this Amendment that has been duly executed and delivered by each of the parties hereto.
Section 3.02    Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement.
Section 3.03    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns.
Section 3.04    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof

[***] Redacted for confidentiality purposes

and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 3.05    GOVERNING LAW. SUBMISSION TO JURISDICTION, ETC.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(c)    THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
[remainder of the page intentionally left blank]

[***] Redacted for confidentiality purposes

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1 LLC, as Transferor

By:	/s/ Paul W. Breaux
Name:	Paul W. Breaux
Title:	Vice President

ALLY BANK, as Purchaser

By:	/s/ T. E. Elkins
Name:	T. E. Elkins
Title:	Senior Vice President, Direct Lending and Clearlane
Authorized representative

ALLY FINANCIAL INC, as Purchaser

By:	/s/ Chris Corrigan
Name:	Chris Corrigan
Title:	Authorized Representative

[SIGNATURES CONTINUE]

[Signature page to Sixth Amendment to Amended and Restated Master Purchase and Sale Agreement]

Agreed to and Accepted by:

CARVANA, LLC, as Seller

By:	/s/ Paul W. Breaux
Name:	Paul W. Breaux
Title:	Vice President

[Signature page to Sixth Amendment to Amended and Restated Master Purchase and Sale Agreement]